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                                                                    Exhibit 10.2

                                                              [BankBoston, N.A.]


                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

         This Assignment and Acceptance Agreement (this "Assignment Agreement") between PNC Bank, National Association (the "Assignor") and BankBoston, N.A. (the "Assignee") is dated as of August 5, 1999. The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. Assignor is a party to a Credit Agreement, dated as of May 21, 1999 (which, as it may from time to time be amended, restated or otherwise modified is herein called the "Credit Agreement"), among ADVANCED LIGHTING TECHNOLOGIES, INC., as U.S. Borrower, certain Subsidiaries as Canadian Borrowers and certain Subsidiaries as UK Borrowers (collectively, "Borrowers", and, individually, "Borrower"), the banking institutions named on
SCHEDULE 1 thereto (collectively, "Banks" and, individually, "Bank"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, an interest in and to Assignor's rights and obligations under the Credit Agreement, effective as of the Assignment Effective Date (as hereinafter defined), equal to the percentage interest specified on ANNEX 1 hereto (hereinafter, "Assignee's Percentage") of Assignor's right, title and interest in and to (a) the Commitment of Assignor which is outstanding on the Assignment Effective Date,
(b) Assignor's interest in any Letter of Credit, as defined in the Credit Agreement, which is issued and outstanding on the Assignment Effective Date, (c) any Note delivered to Assignor pursuant to the Credit Agreement, and (d) the Credit Agreement and the other Related Writings. After giving effect to such sale and assignment and on and after the Assignment Effective Date, Assignee shall be deemed to have a "Commitment Percentage" under the Credit Agreement equal to the Commitment Percentage set forth in subsections I.C on ANNEX 1 hereto.

         3. ASSIGNMENT EFFECTIVE DATE. The Assignment Effective Date (the "Assignment Effective Date") shall be two (2) Business Days (or such other time agreed to by Agent) after the following conditions precedent have been satisfied:

         (a) receipt by Agent of this Assignment Agreement, including ANNEX 1 hereto, properly executed by Assignor and Assignee and accepted and consented to by Agent and, if necessary pursuant to the provisions of Section 10.10(A)(i) of the Credit Agreement, by Borrowers;

         (b) receipt by Agent from Assignee of an administrative questionnaire, or other similar document, which shall include (i) the address for notices under the Credit Agreement, (ii) the address of its Lending Office, (iii) wire transfer instructions for delivery of funds by Agent, (iv) and such other information as Agent shall request; and


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         (c) receipt by Agent from Assignor or Assignee of any other information required pursuant to Section 10.10 of the Credit Agreement or otherwise necessary to complete the transaction contemplated hereby.

         4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Loans hereunder, Assignee shall pay Assignor, on the Assignment Effective Date, an amount in Dollars equal to Assignee's Percentage. Any interest, fees and other payments accrued prior to the Assignment Effective Date with respect to the Assigned Amount shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Assignment Effective Date with respect to the Assigned Amount shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will hold in trust for the other part any interest, fees or other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and to pay the other party any such amounts which it may receive promptly upon receipt thereof.

         5. CREDIT DETERMINATION; LIMITATIONS ON ASSIGNOR'S LIABILITY. Assignee represents and warrants to Assignor, Borrowers, Agent and the other Banks (a) that it is capable of making and has made and shall continue to make its own credit determinations and analysis based upon such information as Assignee deemed sufficient to enter into the transaction contemplated hereby and not based on any statements or representations by Assignor, (b) Assignee confirms that it meets the requirements to be an assignee as set forth in Section 10.10 of the Credit Agreement; (c) Assignee confirms that it is able to fund the Loans and the Letters of Credit as required by the Credit Agreement; and (d) Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the Related Writings are required to be performed by it as a Bank thereunder, in all events as the Credit Agreement is modified pursuant to the side letter among Borrowers, Agent and Assignee dated the date hereof (the "Side Letter") and the related Amendment (as defined in the Side Letter) to the Credit Agreement. It is understood and agreed that (a) the assignment and assumption hereunder are made without recourse to Assignor, (b) Assignor makes no representation or warranty of any kind to Assignee except that (i) Assignor has not received notice from any Borrower that an Event of Default (as defined in the Credit Agreement) has occurred and (ii) Assignor has the ability to assign hereunder, and (c) Assignor shall not be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of the Credit Agreement or any Related Writings, (ii) any representation, warranty or statement made in or in connection with the Credit Agreement or any of the Related Writings, (iii) the financial condition or creditworthiness of any Borrower or any Guarantor, (iv) the performance of or compliance with any of the terms or provisions of the Credit Agreement or any of the Related Writings, (v) inspecting any of the property, books or records of any Borrower, or (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or Letters of Credit. Neither Assignor nor any of its officers, directors, employees, agents or attorneys shall be liable for any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans, the Letters of Credit, the Credit Agreement or the Related Writings, except for its or their own bad faith or willful misconduct. Assignee appoints Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Agent by the terms thereof.

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         6. INDEMNITY. Assignee agrees to indemnify and hold Assignor harmless against any and all losses, cost and expenses (including, without limitation, attorneys' fees) and liabilities incurred by Assignor in connection with or arising in any manner from Assignee's performance or non-performance of obligations assumed under this Assignment Agreement.

         7. SUBSEQUENT ASSIGNMENTS. After the Assignment Effective Date, Assignee shall have the right pursuant to Section 10.10 of the Credit Agreement to assign the rights which are assigned to Assignee hereunder, provided that (a) any such subsequent assignment does not violate any of the terms and conditions of the Credit Agreement, any of the Related Writings, or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Credit Agreement or any of the Related Writings has been obtained, (b) the assignee under such assignment from Assignee shall agree to assume all of Assignee's obligations hereunder in a manner satisfactory to Assignor and (c) Assignee is not thereby released from any of its obligations to Assignor hereunder.

         8. REDUCTIONS OF AGGREGATE AMOUNT OF COMMITMENTS. If any reduction in the Total Commitment Amount occurs between the date of this Assignment Agreement and the Assignment Effective Date, the percentage of the Total Commitment Amount assigned to Assignee shall remain the percentage specified in Section 1 hereof and the dollar amount of the Commitment of Assignee shall be recalculated based on the reduced Total Commitment Amount.

         9. ACCEPTANCE OF AGENT; NOTICE BY ASSIGNOR. This Assignment Agreement is conditioned upon the acceptance and consent of Agent and, if necessary pursuant to Section 10.10A of the Credit Agreement, upon the acceptance and consent of Borrowers; provided, that the execution of this Assignment Agreement by Agent and, if necessary, by Borrowers is evidence of such acceptance and consent.

         10. ENTIRE AGREEMENT. This Assignment Agreement embodies the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

         11. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Ohio.

         12. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth under each party's name on the signature pages hereof.


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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Acceptance Agreement by their duly authorized officers as of the date first above written.

                                               ASSIGNOR:

         620 Liberty Avenue                    PNC BANK, NATIONAL ASSOCIATION
         Pittsburgh, PA 15222

                                               By: /s/ Richard Muse, Jr.
                                                   ----------------------------
                                               Title: Vice President
                                                      -------------------------


                                               ASSIGNEE:

         100 Federal Street                    BANKBOSTON, N.A.
         Boston, MA 02110

                                               By: /s/ Paul R. Crimlisk
                                                   ----------------------------
                                               Title: Vice President
                                                      -------------------------

Accepted and Consented to this 4th day of August, 1999:

PNC BANK, NATIONAL ASSOCIATION,
as Agent


By: /s/ Richard Muse, Jr.
    --------------------------------------------------
Title: Vice President
       -----------------------------------------------

Accepted and Consented to this ____ day of August, 1999:

ADVANCED LIGHTING
TECHNOLOGIES, INC.


By: /s/ Nicholas R. Sucic
    --------------------------------------------------
Title: Vice President
       -----------------------------------------------




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                                     ANNEX 1
                                       TO
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT



Financial            Commitment        Revolving          Canadian        UK Revolving        Term Loan         Maximum
Institution          Percentage          Credit          Revolving           Credit          Commitment         Amount
                                       Commitment          Credit          Commitment          Amount
                                         Amount          Commitment          Amount
                                                           Amount
PNC Bank,                80%          $40,000,000        $4,800,000        $4,800,000        $20,000,000      $60,000,000
National
Association
-------------------------------------------------------------------------------------------------------------------------
BankBoston,              20%          $10,000,000        $1,200,000        $1,200,000        $ 5,000,000      $15,000,000
N.A.
-------------------------------------------------------------------------------------------------------------------------
Total                   100%                             $6,000,000        $6,000,000                         $75,000,000
-------------------------------------------------------------------------------------------------------------------------
Maximum                               $50,000,000
Revolving
Credit
Commitment
Amount
-------------------------------------------------------------------------------------------------------------------------
Maximum                                                                                      $25,000,000
Term Loan
Commitment
Amount
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                                         $75,000,000
Commitment
Amount
-------------------------------------------------------------------------------------------------------------------------


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